UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 1, 2017
Date of Report (Date of Earliest Event Reported)

ITRON, INC.
(Exact Name of Registrant as Specified in its Charter)

Washington	000-22418	91-1011792
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2111 N. Molter Road, Liberty Lake, WA 99019
(Address of Principal Executive Offices, Zip Code)

(509) 924-9900
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

First Amendment to the Cooperation Agreement.

The description of the First Amendment (as defined below) set forth under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 and is qualified in its entirety by reference to the full text of the Agreement attached hereto as Exhibit 10.1.

Item 5.02    Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2017, Itron, Inc. (the “Company”) entered into an amendment to the cooperation agreement with Scopia Management, Inc. (together with certain of its affiliates, “Scopia”), Jerome J. Lande, and certain other individuals (the “First Amendment”). The First Amendment amends certain terms of the cooperation agreement, dated as of December 9, 2015, among the Company, Coppersmith Value Partners II, LP, Coppersmith Capital Partners, LLC and Coppersmith Capital Management, LLC (collectively, “Coppersmith Entities”), Craig Rosenblum, Scopia, and Jerome J. Lande and Peter Mainz, both directors of the Company (the existing agreement is referred to in this Form 8-K as the “Cooperation Agreement”). Set forth in this Item 5.02 is a summary of the material terms and conditions of the First Amendment and such description is qualified in its entirety by reference to the full text of the First Amendment, which is attached hereto as Exhibit 10.1 and incorporated by reference into this Item 5.02.

Under the Cooperation Agreement, Coppersmith Entities and Craig Rosenblum are parties to the Cooperation Agreement and, together with Scopia, Jerome J. Lande and certain other individuals, are collectively defined as the “Group” thereunder. Due to the dissolution of the Coppersmith Entities, the First Amendment removed Coppersmith Entities and Craig Rosenblum as parties to the Cooperation Amendment and from the definition of the Group.

Under Section 2(a)(x) of the Cooperation Agreement, the Group is entitled to beneficially own up to an aggregate of twelve and a half percent (12.5%) of the then outstanding shares of the Company’s Common Stock, without par value (the “Common Stock”), during the Standstill Period as defined thereunder. The First Amendment amended and restated Section 2(a)(x) of the Cooperation Agreement in its entirety to provide the Group the right to beneficially own up to an aggregate of fifteen percent (15%) of the then outstanding shares of the Company’s Common Stock during such Standstill Period.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1
First Amendment to Cooperation Agreement, dated November 1, 2017, by and among Itron, Inc., Scopia Management, Inc. and certain of their specified affiliates, Jerome J. Lande and certain other individuals.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ITRON, INC.

	By:	/s/ Shannon M. Votava
Dated: November 2, 2017		Shannon M. Votava
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1
First Amendment to Cooperation Agreement, dated November 1, 2017, by and among Itron, Inc., Scopia Management, Inc. and certain of their specified affiliates, Jerome J. Lande, and certain other individuals.